    As filed with the Securities and Exchange Commission on May 25, 1999
                                                     Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                               DIGITAL RIVER, INC.
             (Exact name of registrant as specified in its charter)

                              --------------------

        DELAWARE                                         41-1901640
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                      9625 WEST 76TH STREET, SUITE 150
                        EDEN PRAIRIE, MINNESOTA 55344
                               (612) 253-1234
                  (Address of principal executive offices)

                           1998 STOCK OPTION PLAN
                            NON-PLAN OPTION GRANT
                          (Full title of the plans)

                                 JOEL A. RONNING
                             CHIEF EXECUTIVE OFFICER
                        9625 WEST 76TH STREET, SUITE 150
                          EDEN PRAIRIE, MINNESOTA 55344
                                 (612) 253-1234
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              --------------------

                                   Copies to:

                             MICHAEL J. SULLIVAN, ESQ.
                                COOLEY GODWARD LLP
                          ONE MARITIME PLAZA, 20TH FLOOR
                              SAN FRANCISCO, CA 94111
                                  (415) 693-2000

                              --------------------

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                      PROPOSED MAXIMUM          PROPOSED MAXIMUM
 TITLE OF SECURITIES TO        AMOUNT TO BE          OFFERING PRICE PER     AGGREGATE OFFERING PRICE          AMOUNT OF
      BE REGISTERED             REGISTERED               SHARE (1)                     (1)                REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------------
Stock Options and Common
Stock (par value $0.01)       1,011,296 shares       $29.1875 - $30.84375          $31,090,640                 $8,644
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1) under the Securities Act of 1933, as amended. The offering price per share and aggregate offering price for the unissued stock options are based upon the average of the high and low prices of Registrant's Common Stock as reported on the Nasdaq National Market System on May 21, 1999. The offering price per share and aggregate offering price for the outstanding stock options are based upon the exercise prices of such options. The following chart illustrates the calculation of the registration fee:

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           OFFERING PRICE PER    AGGREGATE OFFERING
                         TITLE OF SHARES                             NUMBER OF SHARES             SHARE                 PRICE
-----------------------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to unissued stock options under to the           950,000               $30.84375            $29,301,563
1998 Stock Option Plan
-----------------------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to an outstanding stock option granted           61,296                $29.1875             $1,789,077
outside the 1998 Stock Option Plan
-----------------------------------------------------------------------------------------------------------------------------------
     Total                                                               1,011,296                  -                $31,090,640
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

        Approximate date of commencement of proposed sale to the public:
   As soon as practicable after this Registration Statement becomes effective.

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

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-67085


         The contents of Registration Statement on Form S-8 No. 333-67085 filed with the Securities and Exchange Commission on November 10, 1998 are incorporated by reference herein.

                                    EXHIBITS
EXHIBIT
NUMBER                            DESCRIPTION

4.1 (1)      Amended and Restated Certificate of Incorporation of the Company.

4.2 (1)      Amended and Restated Bylaws of the Company.

5.1          Opinion of Cooley Godward LLP.

23.1         Consent of Arthur Andersen LLP, Independent Public Accountants.

23.2         Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1         Power of Attorney is contained on the signature pages.

99.1 (1)     1998 Stock Option Plan.

99.2 (2) Form of Incentive Stock Option Agreement under the 1998 Stock Option Plan.

99.3 (2) Form of Nonincentive Stock Option Agreement under the 1998 Stock Option Plan.

99.4 (2) Form of Non-Statutory Stock Option Granted Outside of the 1998 Stock Option Plan.

-------------

(1) Documents incorporated by reference from the Company's Registration Statement on Form S-1, as amended No. 333-56787, filed with the Securities and Exchange Commission on June 12, 1998.

(2) Documents incorporated by reference from the Company's Registration Statement on Form S-8 No. 333-67085 filed with the Securities and Exchange Commission on November 10, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eden Prairie, State of Minnesota, on May 25, 1999.

                             DIGITAL RIVER, INC.

                             BY:  /s/ JOEL A. RONNING
                                 ---------------------------------------------
                                      Joel A. Ronning
                                      CHIEF EXECUTIVE OFFICER AND DIRECTOR


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joel A. Ronning and Robert E. Strawman and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                TITLE                        DATE
              ---------                                -----                        ----
/s/  JOEL A. RONNING                    Chief Executive Officer and Director    May 25, 1999
--------------------------------------  (Principal Executive Officer)
     Joel A. Ronning

/s/  ROBERT E. STRAWMAN                 Chief Financial Officer and Treasurer   May 25, 1999
--------------------------------------    (Principal Financial and Accounting
     Robert E. Strawman                   Officer)

/s/  PERRY W. STEINER                   President and Director                  May 25, 1999
--------------------------------------
     Perry W. Steiner

/s/  WILLIAM LANSING                    Director                                May 25, 1999
--------------------------------------
     William Lansing

/s/  THOMAS F. MADISON                  Director                                May 25, 1999
--------------------------------------
     Thomas F. Madison

/s/  CHARLES E. REESE, JR.              Director                                May 25, 1999
--------------------------------------
     Charles E. Reese, Jr.

/s/  CHRISTOPHER J. SHARPLES            Director                                May 25,  1999
--------------------------------------
     Christopher J. Sharples

/s/  J. PAUL THORIN                     Director                                May 25, 1999
--------------------------------------
     J. Paul Thorin

/s/  TIMOTHY C. CHOATE                  Director                                May 25, 1999
--------------------------------------
     Timothy C. Choate

                                  EXHIBIT INDEX
EXHIBIT
NUMBER                             DESCRIPTION

4.1 (1)      Amended and Restated Certificate of Incorporation of the Company.

4.2 (1)      Amended and Restated Bylaws of the Company.

5.1          Opinion of Cooley Godward LLP.

23.1         Consent of Arthur Andersen LLP, Independent Public Accountants.

23.2         Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1         Power of Attorney is contained on the signature pages.

99.1 (1)     1998 Stock Option Plan.

99.2 (2) Form of Incentive Stock Option Agreement under the 1998 Stock Option Plan.

99.3 (2) Form of Nonincentive Stock Option Agreement under the 1998 Stock Option Plan.

99.4 (2) Form of Non-Statutory Stock Option Granted Outside of the 1998 Stock Option Plan.

-------------
(1) Documents incorporated by reference from the Company's Registration Statement on Form S-1, as amended No. 333-56787, filed with the Securities and Exchange Commission on June 12, 1998.

(2) Documents incorporated by reference from the Company's Registration Statement on Form S-8 No. 333-67085 filed with the Securities and Exchange Commission on November 10, 1998.